UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3105
                                                      --------

                      Oppenheimer Capital Appreciation Fund
                      -------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                            --------------

                       Date of fiscal year end: August 31
                                                ---------

                      Date of reporting period: 08/31/2007
                                                ----------



ITEM 1.  REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
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--------------------------------------------------------------------------------
TOP TEN COMMON STOCK INDUSTRIES
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Communications Equipment                                                   10.4%
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Capital Markets                                                             6.4
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Aerospace & Defense                                                         6.0
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Software                                                                    5.4
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Internet Software & Services                                                5.3
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Computers & Peripherals                                                     4.6
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Pharmaceuticals                                                             4.1
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Energy Equipment & Services                                                 4.0
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Wireless Telecommunication Services                                         4.0
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Chemicals                                                                   3.6

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2007, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         3.6%
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Google, Inc., Cl. A                                                         3.5
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Schlumberger Ltd.                                                           2.5
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Apple, Inc.                                                                 2.3
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Monsanto Co.                                                                2.2
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Research in Motion Ltd.                                                     2.1
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Boeing Co.                                                                  2.0
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Las Vegas Sands Corp.                                                       1.9
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eBay, Inc.                                                                  1.8
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Costco Wholesale Corp.                                                      1.8

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2007, and are based on net assets. For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

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                   10 | OPPENHEIMER CAPITAL APPRECIATION FUND

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SECTOR ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Information Technology                          31.6%
   Communications Equipment                     10.5
   Software                                      5.4
   Internet Software & Services                  5.4
   Computers & Peripherals                       4.6
   IT Services                                   2.9
   Semiconductors & Semiconductor Equipment      2.8
Health Care                                     13.3
Financials                                      11.5
Consumer Discretionary                          11.3
Industrials                                      9.5
Energy                                           7.4
Consumer Staples                                 7.1
Materials                                        4.3
Telecommunication Services                       4.0

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2007, and are based on the total market value of common stocks.

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                   11 | OPPENHEIMER CAPITAL APPRECIATION FUND

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FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2007, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. We are pleased that the Fund's Class A shares returned 17.62% (without sales charges) for the reporting period, outperforming the 15.13% return of the S&P 500 Index ("the Index"). Strong performance enabled the Fund to rank higher than the average of all funds in its peer group in the Lipper Large-Cap Growth category.

      For the 12-month reporting period, the Fund's best relative performance stemmed from its holdings in the financials, information technology and materials areas. Within the financials area, the Fund benefited most by avoiding many of the commercial banks and diversified financial services companies, such as Wachovia, Bank of America and Citigroup. Instead, we chose to hold an overweight position in CME Group, Inc. (also known as the Chicago Mercantile Exchange), the largest financial derivatives exchange in the United States and the most diversified in the world, a decision that proved beneficial as the stock continued to gain value from the enormous growth in the sophisticated strategies used to hedge risk in a volatile market environment.

      The Fund's heavy emphasis on information technology stocks also aided performance, an area where we held almost double the weight of that of the Index. A number of the Fund's stock choices fared well, including Research in Motion Ltd. (RIM), whose primary product line includes the popular Blackberry(R) used by thousands of organizations around the world as well as countless individual users. We believe that RIM offers a differentiated product over its competitors because of its extensive network operating system. In our view, the company is in the early stages of a product cycle that has the potential for strong growth over the coming three-to five-year period.

      Other positive contributors within the information technology area included Cisco Systems, Inc., a longtime holding for the Fund that remains one of our larger holdings. For some time now we have believed that Cisco Systems held a leading edge over its competitors by being the only company to offer a complete suite of products aimed at the IP (Internet Protocol) market. The company continued to dominate the market for equipment used to link networks and power the Internet, and our overweight position there helped boost the Fund's overall performance.

      Apple, Inc. also performed well as the company continued to gain market share from Microsoft Corp. with its Mac product line. The firm also continues to post robust sales from its iPod portable music and video players and iTunes online store, and is poised to benefit from strong sales of its latest product, the iPhone. Finally, the Fund's investment in


                   12 | OPPENHEIMER CAPITAL APPRECIATION FUND

EMC Corp., a developer and provider of information infrastructure technology and solutions, gained value from its virtual infrastructure software division.

      Materials stocks posted solid gains for the Fund, most notably our holdings in Monsanto Co., an agricultural company that helps farmers grow more crops by applying biotechnology and genomics to seeds and herbicides. Monsanto is the leading producer of the herbicide glyphosate, marketed as "Roundup" and, through one of its subsidiaries, exclusively produces ROUNDUP READY soybean seed for the commercial market. The company plans to launch a new line of drought-tolerant corn seeds, which should yield the same amount of crops, using less water. We remain confident in the stock.

      On the other hand, in such a strong stock market environment, only two areas hindered the Fund's relative performance: industrials and health care. In both cases, declines were limited to a few individual stocks, each for company-specific reasons. For example, in the industrials area, virtually all the Fund's negative relative performance can be traced to its holdings in (The) Corporate Executive Board Co., which provides best practices research, decision-support tools and executive education to a membership of the world's leading corporations and not-for-profit institutions. The stock encountered difficulties when it missed its earnings estimates for two consecutive quarters, citing an understaffing in its sales force. We continue to own the stock because we remain confident in the firm's strong business model, among other things we like about the stock. However, we are carefully monitoring the company's progress over the near term.

      Within the health care area, the Fund's underperformance primarily stemmed from one holding, Varian Medical Systems, Inc., a manufacturer of medical devices and software used in X-ray machines for the treatment of cancer and other medical conditions. The company encountered delays in installation of several of its products as well as increased competition, both of which hurt its overall performance. As of the end of the reporting period, we have sold our position in Varian Medical Systems.

      In closing, we'd like to take this opportunity to remind shareholders that regardless of what is happening in the stock market, we continue to adhere to our time-proven bottom-up strategy of selecting stocks based on their individual merits across a wide variety of industry groups that will help us to create a well-diversified large-cap growth portfolio. We strive to own companies that we believe have the potential to meaningfully grow earnings faster than the broader market over a three- to five-year time horizon. In particular, we look for businesses with sustainable earnings, strong earnings growth and sound capital management. We also pay close attention to company valuations to avoid paying too much for growth opportunities.


                   13 | OPPENHEIMER CAPITAL APPRECIATION FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2007. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001, and in the case of Class Y shares, from the inception of the class on November 3, 1997. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                   14 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Appreciation Fund (Class A)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer Capital Appreciation
                                 Fund (Class A)                S&P 500 Index

08/31/1997                            $ 9,425                     $10,000
11/30/1997                            $ 9,627                     $10,667
02/28/1998                            $10,451                     $11,761
05/31/1998                            $10,762                     $12,275
08/31/1998                            $ 9,042                     $10,812
11/30/1998                            $10,943                     $13,193
02/28/1999                            $12,255                     $14,085
05/31/1999                            $12,949                     $14,856
08/31/1999                            $13,324                     $15,116
11/30/1999                            $14,787                     $15,950
02/29/2000                            $18,242                     $15,736
05/31/2000                            $17,883                     $16,412
08/31/2000                            $19,721                     $17,581
11/30/2000                            $16,264                     $15,276
02/28/2001                            $16,044                     $14,447
05/31/2001                            $16,443                     $14,681
08/31/2001                            $14,519                     $13,295
11/30/2001                            $14,448                     $13,410
02/28/2002                            $13,554                     $13,073
05/31/2002                            $13,189                     $12,649
08/31/2002                            $11,109                     $10,904
11/30/2002                            $11,673                     $11,197
02/28/2003                            $10,371                     $10,109
05/31/2003                            $12,002                     $11,629
08/31/2003                            $12,798                     $12,219
11/30/2003                            $13,434                     $12,885
02/29/2004                            $14,295                     $14,001
05/31/2004                            $14,035                     $13,760
08/31/2004                            $13,586                     $13,617
11/30/2004                            $14,440                     $14,540
02/28/2005                            $14,642                     $14,977
05/31/2005                            $14,751                     $14,892
08/31/2005                            $14,989                     $15,327
11/30/2005                            $15,644                     $15,767
02/28/2006                            $16,079                     $16,234
05/31/2006                            $15,490                     $16,178
08/31/2006                            $15,668                     $16,687
11/30/2006                            $16,861                     $18,009
02/28/2007                            $16,959                     $18,176
05/31/2007                            $18,385                     $19,862
08/31/2007                            $18,428                     $19,211

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 8/31/07

1-Year   10.86%     5-Year     9.35%   10-Year   6.30%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.


                   15 | OPPENHEIMER CAPITAL APPRECIATION FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Appreciation Fund (Class B)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer Capital Appreciation
                                 Fund (Class B)                S&P 500 Index

08/31/1997                            $10,000                     $10,000
11/30/1997                            $10,194                     $10,667
02/28/1998                            $11,041                     $11,761
05/31/1998                            $11,348                     $12,275
08/31/1998                            $ 9,514                     $10,812
11/30/1998                            $11,492                     $13,193
02/28/1999                            $12,844                     $14,085
05/31/1999                            $13,545                     $14,856
08/31/1999                            $13,909                     $15,116
11/30/1999                            $15,407                     $15,950
02/29/2000                            $18,971                     $15,736
05/31/2000                            $18,561                     $16,412
08/31/2000                            $20,430                     $17,581
11/30/2000                            $16,815                     $15,276
02/28/2001                            $16,555                     $14,447
05/31/2001                            $16,937                     $14,681
08/31/2001                            $14,925                     $13,295
11/30/2001                            $14,822                     $13,410
02/28/2002                            $13,881                     $13,073
05/31/2002                            $13,482                     $12,649
08/31/2002                            $11,333                     $10,904
11/30/2002                            $11,881                     $11,197
02/28/2003                            $10,538                     $10,109
05/31/2003                            $12,175                     $11,629
08/31/2003                            $12,959                     $12,219
11/30/2003                            $13,604                     $12,885
02/29/2004                            $14,475                     $14,001
05/31/2004                            $14,211                     $13,760
08/31/2004                            $13,757                     $13,617
11/30/2004                            $14,622                     $14,540
02/28/2005                            $14,827                     $14,977
05/31/2005                            $14,936                     $14,892
08/31/2005                            $15,178                     $15,327
11/30/2005                            $15,841                     $15,767
02/28/2006                            $16,281                     $16,234
05/31/2006                            $15,685                     $16,178
08/31/2006                            $15,865                     $16,687
11/30/2006                            $17,073                     $18,009
02/28/2007                            $17,173                     $18,176
05/31/2007                            $18,616                     $19,862
08/31/2007                            $18,660                     $19,211

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 8/31/07

1-Year   11.67%     5-Year     9.45%   10-Year   6.44%


                   16 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Appreciation Fund (Class C)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer Capital Appreciation
                                 Fund (Class C)                S&P 500 Index

08/31/1997                            $10,000                     $10,000
11/30/1997                            $10,193                     $10,667
02/28/1998                            $11,041                     $11,761
05/31/1998                            $11,348                     $12,275
08/31/1998                            $ 9,516                     $10,812
11/30/1998                            $11,493                     $13,193
02/28/1999                            $12,842                     $14,085
05/31/1999                            $13,543                     $14,856
08/31/1999                            $13,908                     $15,116
11/30/1999                            $15,404                     $15,950
02/29/2000                            $18,970                     $15,736
05/31/2000                            $18,563                     $16,412
08/31/2000                            $20,430                     $17,581
11/30/2000                            $16,813                     $15,276
02/28/2001                            $16,558                     $14,447
05/31/2001                            $16,936                     $14,681
08/31/2001                            $14,924                     $13,295
11/30/2001                            $14,823                     $13,410
02/28/2002                            $13,883                     $13,073
05/31/2002                            $13,479                     $12,649
08/31/2002                            $11,340                     $10,904
11/30/2002                            $11,891                     $11,197
02/28/2003                            $10,544                     $10,109
05/31/2003                            $12,180                     $11,629
08/31/2003                            $12,961                     $12,219
11/30/2003                            $13,578                     $12,885
02/29/2004                            $14,422                     $14,001
05/31/2004                            $14,129                     $13,760
08/31/2004                            $13,654                     $13,617
11/30/2004                            $14,482                     $14,540
02/28/2005                            $14,656                     $14,977
05/31/2005                            $14,735                     $14,892
08/31/2005                            $14,945                     $15,327
11/30/2005                            $15,567                     $15,767
02/28/2006                            $14,971                     $16,234
05/31/2006                            $15,353                     $16,178
08/31/2006                            $15,504                     $16,687
11/30/2006                            $16,652                     $18,009
02/28/2007                            $16,716                     $18,176
05/31/2007                            $18,090                     $19,862
08/31/2007                            $18,094                     $19,211

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 8/31/07

1-Year   15.71%     5-Year     9.79%   10-Year   6.11%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.


                   17 | OPPENHEIMER CAPITAL APPRECIATION FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Appreciation Fund (Class N)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer Capital Appreciation
                                 Fund (Class N)                S&P 500 Index

03/01/2001                            $10,000                     $10,000
05/31/2001                            $10,206                     $10,162
08/31/2001                            $ 9,006                     $ 9,203
11/30/2001                            $ 8,956                     $ 9,283
02/28/2002                            $ 8,398                     $ 9,049
05/31/2002                            $ 8,164                     $ 8,756
08/31/2002                            $ 6,875                     $ 7,548
11/30/2002                            $ 7,221                     $ 7,750
02/28/2003                            $ 6,414                     $ 6,998
05/31/2003                            $ 7,418                     $ 8,050
08/31/2003                            $ 7,901                     $ 8,458
11/30/2003                            $ 8,288                     $ 8,919
02/29/2004                            $ 8,811                     $ 9,692
05/31/2004                            $ 8,643                     $ 9,524
08/31/2004                            $ 8,360                     $ 9,426
11/30/2004                            $ 8,879                     $10,065
02/28/2005                            $ 8,993                     $10,367
05/31/2005                            $ 9,052                     $10,308
08/31/2005                            $ 9,191                     $10,609
11/30/2005                            $ 9,582                     $10,914
02/28/2006                            $ 9,842                     $11,237
05/31/2006                            $ 9,472                     $11,198
08/31/2006                            $ 9,574                     $11,550
11/30/2006                            $10,295                     $12,466
02/28/2007                            $10,344                     $12,582
05/31/2007                            $11,205                     $13,749
08/31/2007                            $11,220                     $13,298

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 8/31/07

1-Year   16.20%     5-Year     10.29%   Since Inception (3/1/01)   1.79%


                   18 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Appreciation Fund (Class Y)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer Capital Appreciation
                                  Fund (Class Y)               S&P 500 Index

11/03/1997                            $10,000                     $10,000
11/30/1997                            $ 9,833                     $10,463
02/28/1998                            $10,680                     $11,535
05/31/1998                            $11,009                     $12,039
08/31/1998                            $ 9,255                     $10,605
11/30/1998                            $11,211                     $12,940
02/28/1999                            $12,564                     $13,815
05/31/1999                            $13,291                     $14,572
08/31/1999                            $13,688                     $14,826
11/30/1999                            $15,203                     $15,644
02/29/2000                            $18,778                     $15,435
05/31/2000                            $18,430                     $16,097
08/31/2000                            $20,347                     $17,244
11/30/2000                            $16,789                     $14,983
02/28/2001                            $16,579                     $14,170
05/31/2001                            $17,009                     $14,399
08/31/2001                            $15,034                     $13,041
11/30/2001                            $14,965                     $13,153
02/28/2002                            $14,053                     $12,823
05/31/2002                            $13,690                     $12,407
08/31/2002                            $11,541                     $10,695
11/30/2002                            $12,138                     $10,982
02/28/2003                            $10,797                     $ 9,916
05/31/2003                            $12,508                     $11,406
08/31/2003                            $13,349                     $11,984
11/30/2003                            $14,023                     $12,638
02/29/2004                            $14,938                     $13,733
05/31/2004                            $14,679                     $13,496
08/31/2004                            $14,223                     $13,356
11/30/2004                            $15,130                     $14,262
02/28/2005                            $15,356                     $14,690
05/31/2005                            $15,486                     $14,607
08/31/2005                            $15,749                     $15,033
11/30/2005                            $16,453                     $15,465
02/28/2006                            $16,922                     $15,923
05/31/2006                            $16,320                     $15,868
08/31/2006                            $16,525                     $16,367
11/30/2006                            $17,800                     $17,664
02/28/2007                            $17,920                     $17,828
05/31/2007                            $19,448                     $19,481
08/31/2007                            $19,512                     $18,842

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 8/31/07

1-Year   18.07%     5-Year     11.07%   Since Inception (11/3/97)  7.04%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 20 FOR FURTHER INFORMATION.


                   19 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 1/22/81. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 11/1/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 12/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.


                   20 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS Y shares of the Fund were first publicly offered on 11/3/97. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                   21 | OPPENHEIMER CAPITAL APPRECIATION FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the


                   22 | OPPENHEIMER CAPITAL APPRECIATION FUND

"hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                 BEGINNING     ENDING        EXPENSES
                                 ACCOUNT       ACCOUNT       PAID DURING
                                 VALUE         VALUE         6 MONTHS ENDED
                                 (3/1/07)      (8/31/07)     AUGUST 31, 2007
----------------------------------------------------------------------------
Class A Actual                   $ 1,000.00    $ 1,086.60    $  5.43
----------------------------------------------------------------------------
Class A Hypothetical               1,000.00      1,020.01       5.26
----------------------------------------------------------------------------
Class B Actual                     1,000.00      1,082.30       9.59
----------------------------------------------------------------------------
Class B Hypothetical               1,000.00      1,016.03       9.29
----------------------------------------------------------------------------
Class C Actual                     1,000.00      1,082.50       9.44
----------------------------------------------------------------------------
Class C Hypothetical               1,000.00      1,016.18       9.14
----------------------------------------------------------------------------
Class N Actual                     1,000.00      1,084.70       7.28
----------------------------------------------------------------------------
Class N Hypothetical               1,000.00      1,018.25       7.04
----------------------------------------------------------------------------
Class Y Actual                     1,000.00      1,088.80       3.43
----------------------------------------------------------------------------
Class Y Hypothetical               1,000.00      1,021.93       3.32

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2007 are as follows:

CLASS          EXPENSE RATIOS
-----------------------------
Class A             1.03%
-----------------------------
Class B             1.82
-----------------------------
Class C             1.79
-----------------------------
Class N             1.38
-----------------------------
Class Y             0.65

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

--------------------------------------------------------------------------------


                   23 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS  August 31, 2007
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--98.8%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--11.1%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.9%
Las Vegas Sands Corp. 1                            1,554,620   $    154,995,614
--------------------------------------------------------------------------------
MEDIA--3.0%
Comcast Corp., Cl. A
Special, Non-Vtg. 1                                4,468,393        115,552,630
--------------------------------------------------------------------------------
Liberty Global, Inc.,
Series A 1                                         1,593,750         65,311,875
--------------------------------------------------------------------------------
XM Satellite Radio
Holdings, Inc., Cl. A 1                            4,919,810         61,350,031
                                                               -----------------
                                                                    242,214,536

--------------------------------------------------------------------------------
MULTILINE RETAIL--2.8%
J.C. Penney Co., Inc.
(Holding Co.)                                      1,721,910        118,398,532
--------------------------------------------------------------------------------
Target Corp.                                       1,702,810        112,266,263
                                                               -----------------
                                                                    230,664,795

--------------------------------------------------------------------------------
SPECIALTY RETAIL--2.3%
Abercrombie &
Fitch Co., Cl. A                                     434,980         34,232,926
--------------------------------------------------------------------------------
Staples, Inc.                                      4,634,540        110,070,325
--------------------------------------------------------------------------------
Tiffany & Co.                                        905,250         46,466,483
                                                               -----------------
                                                                    190,769,734

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.1%
Polo Ralph Lauren
Corp., Cl. A                                       1,158,880         87,541,795
--------------------------------------------------------------------------------
CONSUMER STAPLES--7.0%
--------------------------------------------------------------------------------
BEVERAGES--0.5%
Fomento Economico
Mexicano SA de
CV, UBD                                           11,308,400         39,256,025
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.5%
Costco
Wholesale Corp.                                    2,387,300        147,415,775
--------------------------------------------------------------------------------
Sysco Corp.                                        1,656,930         55,308,323
                                                               -----------------
                                                                    202,724,098

--------------------------------------------------------------------------------
FOOD PRODUCTS--2.9%
Cadbury
Schweppes plc                                      9,562,180        113,679,392

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
FOOD PRODUCTS Continued
Nestle SA                                            284,092   $    124,092,151
                                                               -----------------
                                                                    237,771,543

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.1%
Reckitt Benckiser plc                              1,716,139         93,389,906
--------------------------------------------------------------------------------
ENERGY--7.3%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--4.0%
Schlumberger Ltd.                                  2,068,180        199,579,370
--------------------------------------------------------------------------------
Smith
International, Inc.                                1,922,950        128,856,880
                                                               -----------------
                                                                    328,436,250

--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--3.3%
Occidental
Petroleum Corp.                                    1,843,700        104,519,353
--------------------------------------------------------------------------------
Range
Resources Corp.                                    2,518,380         91,442,378
--------------------------------------------------------------------------------
XTO Energy, Inc.                                   1,243,110         67,575,460
                                                               -----------------
                                                                    263,537,191

--------------------------------------------------------------------------------
FINANCIALS--11.4%
--------------------------------------------------------------------------------
CAPITAL MARKETS--6.4%
Fortress Investment
Group LLC, Cl. A                                   3,382,340         59,292,420
--------------------------------------------------------------------------------
Franklin
Resources, Inc.                                      473,770         62,428,673
--------------------------------------------------------------------------------
Goldman Sachs
Group, Inc. (The)                                    793,490        139,662,175
--------------------------------------------------------------------------------
Legg Mason, Inc.                                     622,690         54,061,946
--------------------------------------------------------------------------------
Northern
Trust Corp.                                          976,410         60,010,159
--------------------------------------------------------------------------------
Schwab (Charles)
Corp.                                              1,525,810         30,211,038
--------------------------------------------------------------------------------
UBS AG                                             2,218,536        115,615,657
                                                               -----------------
                                                                    521,282,068

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.8%
CME Group, Inc.                                      246,860        136,957,928
--------------------------------------------------------------------------------
Moody's Corp.                                        173,330          7,947,181
                                                               -----------------
                                                                    144,905,109


                   24 | OPPENHEIMER CAPITAL APPRECIATION FUND

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE--1.7%
AMBAC Financial
Group, Inc.                                          506,980   $     31,848,484
--------------------------------------------------------------------------------
Prudential
Financial, Inc.                                    1,212,960        108,899,549
                                                               -----------------
                                                                    140,748,033

--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.9%
CB Richard Ellis
Group, Inc., Cl. A 1                               2,438,900         71,996,328
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.6%
Freddie Mac                                          820,460         50,548,541
--------------------------------------------------------------------------------
HEALTH CARE--13.1%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--2.9%
Celgene Corp. 1                                    1,213,580         77,923,972
--------------------------------------------------------------------------------
Genentech, Inc. 1                                  1,052,850         78,763,709
--------------------------------------------------------------------------------
Gilead
Sciences, Inc. 1                                   2,072,490         75,376,461
                                                               -----------------
                                                                    232,064,142

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
Bard (C.R.), Inc.                                    425,350         35,469,937
--------------------------------------------------------------------------------
St. Jude
Medical, Inc. 1                                    1,513,240         65,931,867
                                                               -----------------
                                                                    101,401,804

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--3.0%
Medco Health
Solutions, Inc. 1                                  1,093,110         93,406,250
--------------------------------------------------------------------------------
Schein (Henry), Inc. 1                               819,820         47,705,326
--------------------------------------------------------------------------------
WellPoint, Inc. 1                                  1,288,290        103,823,291
                                                               -----------------
                                                                    244,934,867

--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--1.9%
Covance, Inc. 1                                      835,730         61,275,724
--------------------------------------------------------------------------------
Thermo Fisher
Scientific, Inc. 1                                 1,752,710         95,049,463
                                                               -----------------
                                                                    156,325,187

--------------------------------------------------------------------------------
PHARMACEUTICALS--4.1%
Abbott Laboratories                                1,028,620         53,395,664
--------------------------------------------------------------------------------
Allergan, Inc.                                       824,530         49,480,045
--------------------------------------------------------------------------------
Merck & Co., Inc.                                    911,710         45,740,491

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
PHARMACEUTICALS Continued
Roche Holding AG                                     650,704   $    113,034,858
--------------------------------------------------------------------------------
Shire Pharmaceuticals
Group plc                                          2,801,230         73,028,417
                                                               -----------------
                                                                    334,679,475

--------------------------------------------------------------------------------
INDUSTRIALS--9.4%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--6.0%
Boeing Co.                                         1,657,780        160,307,326
--------------------------------------------------------------------------------
Empresa Brasileira de
Aeronautica SA, ADR                                  910,200         41,104,632
--------------------------------------------------------------------------------
General Dynamics
Corp.                                              1,208,910         94,971,970
--------------------------------------------------------------------------------
Precision
Castparts Corp.                                      341,900         44,552,989
--------------------------------------------------------------------------------
United Technologies
Corp.                                              1,963,700        146,550,931
                                                               -----------------
                                                                    487,487,848

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.0%
Corporate Executive
Board Co. (The)                                    1,020,342         69,413,866
--------------------------------------------------------------------------------
Robert Half
International, Inc.                                  440,530         14,070,528
                                                               -----------------
                                                                     83,484,394

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.0%
ABB Ltd.                                           3,224,775         79,487,986
--------------------------------------------------------------------------------
MACHINERY--0.5%
Joy Global, Inc.                                     892,020         38,704,748
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.9%
Fastenal Co.                                       1,622,130         73,985,349
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--31.3%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--10.4%
Cisco Systems, Inc. 1                              9,116,360        290,994,211
--------------------------------------------------------------------------------
Corning, Inc.                                      6,153,680        143,811,502
--------------------------------------------------------------------------------
F5 Networks, Inc. 1                                1,104,300         38,617,371
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                     2,586,270        103,166,310
--------------------------------------------------------------------------------
Research
in Motion Ltd. 1                                   2,029,380        173,329,346
--------------------------------------------------------------------------------
Telefonaktiebolaget
LM Ericsson,
Sponsored ADR                                      2,620,100         97,493,921
                                                               -----------------
                                                                    847,412,661


                   25 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--4.6%
Apple, Inc. 1                                      1,345,300   $    186,297,144
--------------------------------------------------------------------------------
EMC Corp. 1                                        6,144,690        120,804,605
--------------------------------------------------------------------------------
Network
Appliance, Inc. 1                                  2,388,150         66,533,859
                                                               -----------------
                                                                    373,635,608

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--5.3%
eBay, Inc. 1                                       4,355,380        148,518,458
--------------------------------------------------------------------------------
Google, Inc., Cl. A 1                                550,850        283,825,463
                                                               -----------------
                                                                    432,343,921

--------------------------------------------------------------------------------
IT SERVICES--2.8%
Affiliated Computer
Services, Inc., Cl. A 1                            2,045,610        102,341,868
--------------------------------------------------------------------------------
Automatic Data
Processing, Inc.                                   1,159,860         53,051,996
--------------------------------------------------------------------------------
Cognizant Technology
Solutions Corp. 1                                    974,410         71,628,879
                                                               -----------------
                                                                    227,022,743

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.8%
ASML Holding NV 1                                  2,306,400         68,430,888
--------------------------------------------------------------------------------
Broadcom
Corp., Cl. A 1                                     2,633,370         90,851,265
--------------------------------------------------------------------------------
Microchip
Technology, Inc.                                   1,816,390         69,967,343
                                                               -----------------
                                                                    229,249,496

--------------------------------------------------------------------------------
SOFTWARE--5.4%
Adobe Systems, Inc. 1                              2,417,088        103,330,512
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                      2,415,250         85,258,325
--------------------------------------------------------------------------------
Autodesk, Inc. 1                                   2,047,750         94,851,780
--------------------------------------------------------------------------------
Microsoft Corp.                                    2,674,191         76,829,507
--------------------------------------------------------------------------------
Red Hat, Inc. 1                                    2,209,220         42,969,329
--------------------------------------------------------------------------------
Salesforce.com, Inc. 1                               850,030         34,366,713
                                                               -----------------
                                                                    437,606,166

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
MATERIALS--4.2%
--------------------------------------------------------------------------------
CHEMICALS--3.6%
Monsanto Co.                                       2,539,290   $    177,090,085
--------------------------------------------------------------------------------
Praxair, Inc.                                      1,617,120        122,351,299
                                                               -----------------
                                                                    299,441,384

--------------------------------------------------------------------------------
METALS & MINING--0.6%
Allegheny
Technologies, Inc.                                   474,210         47,131,732
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.0%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--4.0%
America Movil SAB
de CV, ADR, Series L                               1,361,200         82,298,148
--------------------------------------------------------------------------------
American Tower
Corp. 1                                            2,137,060         84,670,317
--------------------------------------------------------------------------------
Crown Castle
International Corp. 1                              1,984,070         72,934,413
--------------------------------------------------------------------------------
NII Holdings, Inc. 1                               1,057,680         83,747,102
                                                               -----------------
                                                                    323,649,980
                                                               -----------------

Total Common Stocks
(Cost $6,194,636,431)                                             8,050,831,057

--------------------------------------------------------------------------------
INVESTMENTS IN AFFILIATED COMPANIES--1.3%

Oppenheimer Institutional
Money Market Fund,
Cl. E, 5.44% 2,3
(Cost $105,210,056)                              105,210,056        105,210,056

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE (COST $6,299,846,487)                         100.1%     8,156,041,113
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                   (0.1)       (10,053,724)
--------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $  8,145,987,389
                                               =================================


                   26 | OPPENHEIMER CAPITAL APPRECIATION FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment advisor. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES           GROSS           GROSS            SHARES
                                               AUGUST 31, 2006       ADDITIONS      REDUCTIONS   AUGUST 31, 2007
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                                    --   1,268,698,117   1,163,488,061       105,210,056

                                                                                         VALUE          DIVIDEND
                                                                                    SEE NOTE 1            INCOME
-----------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money  Market Fund, Cl. E                              $ 105,210,056   $     3,370,929

3. Rate shown is the 7-day yield as of August 31, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   27 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $6,194,636,431)                                             $ 8,050,831,057
Affiliated companies (cost $105,210,056)                                                     105,210,056
                                                                                         ----------------
                                                                                           8,156,041,113
---------------------------------------------------------------------------------------------------------
Cash                                                                                           5,677,573
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                              27,098,083
Dividends                                                                                      5,785,883
Shares of beneficial interest sold                                                             2,614,517
Other                                                                                            532,829
                                                                                         ----------------
Total assets                                                                               8,197,749,998

---------------------------------------------------------------------------------------------------------
LIABILITIES

Payables and other liabilities:
Investments purchased                                                                         35,408,350
Shares of beneficial interest redeemed                                                         9,863,266
Distribution and service plan fees                                                             2,748,470
Trustees' compensation                                                                         1,480,349
Transfer and shareholder servicing agent fees                                                  1,422,435
Shareholder communications                                                                       669,490
Other                                                                                            170,249
                                                                                         ----------------
Total liabilities                                                                             51,762,609

---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $ 8,145,987,389
                                                                                         ================

---------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS

Par value of shares of beneficial interest                                               $       163,157
---------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 6,162,472,994
---------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                               (1,456,026)
---------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions               128,625,141
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                          1,856,182,123
                                                                                         ----------------
NET ASSETS                                                                               $ 8,145,987,389
                                                                                         ================


                   28 | OPPENHEIMER CAPITAL APPRECIATION FUND

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $5,437,581,433 and 107,320,706 shares of beneficial interest outstanding)                      $ 50.67
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                       $ 53.76
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $723,519,327 and 15,710,363 shares of beneficial interest outstanding)                         $ 46.05
----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $687,082,730 and 15,040,083 shares of beneficial interest outstanding)                         $ 45.68
----------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $241,592,945 and 4,851,088 shares of beneficial interest outstanding)                          $ 49.80
----------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $1,056,210,954 and 20,234,322 shares of beneficial interest outstanding)  $ 52.20

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   29 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,712,515)                    $  58,561,218
Affiliated companies                                                                           3,370,929
---------------------------------------------------------------------------------------------------------
Interest                                                                                         840,229
---------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                            55,988
---------------------------------------------------------------------------------------------------------
Other income                                                                                     205,526
                                                                                           --------------
Total investment income                                                                       63,033,890

---------------------------------------------------------------------------------------------------------
EXPENSES

Management fees                                                                               45,400,437
---------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                       12,745,920
Class B                                                                                        8,051,159
Class C                                                                                        6,777,480
Class N                                                                                        1,281,470
---------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                       12,297,214
Class B                                                                                        2,017,257
Class C                                                                                        1,490,765
Class N                                                                                          802,636
Class Y                                                                                          738,978
---------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                          640,989
Class B                                                                                          273,118
Class C                                                                                           99,544
Class N                                                                                           16,750
---------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                           400,111
---------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                      147,939
---------------------------------------------------------------------------------------------------------
Other                                                                                            150,086
                                                                                           --------------
Total expenses                                                                                93,331,853
Less reduction to custodian expenses                                                              (5,184)
Less waivers and reimbursements of expenses                                                      (63,808)
                                                                                           --------------
Net expenses                                                                                  93,262,861

---------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                          (30,228,971)


                   30 | OPPENHEIMER CAPITAL APPRECIATION FUND

---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN

Net realized gain on:
Investments from unaffiliated companies                                                   $  625,448,851
Foreign currency transactions                                                                  6,223,870
                                                                                          ---------------
Net realized gain                                                                            631,672,721
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                                  670,858,836
Translation of assets and liabilities denominated in foreign currencies                        6,526,613
                                                                                           --------------
Net change in unrealized appreciation                                                        677,385,449

---------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $1,278,829,199
                                                                                          ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   31 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                                   2007             2006
--------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment loss                                                           $  (30,228,971)  $  (34,347,551)
--------------------------------------------------------------------------------------------------------------
Net realized gain                                                                631,672,721       23,209,078
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                            677,385,449      388,510,702
                                                                              --------------------------------
Net increase in net assets resulting from operations                           1,278,829,199      377,372,229

--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income:
Class A                                                                                   --      (32,952,692)
Class B                                                                                   --               --
Class C                                                                                   --               --
Class N                                                                                   --         (755,526)
Class Y                                                                                   --      (11,953,955)
                                                                              --------------------------------
                                                                                          --      (45,662,173)

--------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                         (711,314,069)    (573,549,510)
Class B                                                                         (254,371,683)    (228,134,092)
Class C                                                                          (63,359,072)     (70,708,579)
Class N                                                                          (50,155,981)      (4,627,002)
Class Y                                                                          270,627,361     (577,739,853)
                                                                              --------------------------------
                                                                                (808,573,444)  (1,454,759,036)

--------------------------------------------------------------------------------------------------------------
NET ASSETS

Total increase (decrease)                                                        470,255,755   (1,123,048,980)
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                            7,675,731,634    8,798,780,614
                                                                              --------------------------------
End of period (including accumulated net investment loss of
$1,456,026 and $1,315,915, respectively)                                      $8,145,987,389   $7,675,731,634
                                                                              ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   32 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A      YEAR ENDED AUGUST 31,                      2007               2006           2005            2004             2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    43.08         $    41.45     $    37.57      $    35.39       $    30.72
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.13) 1            (.12) 1         .26 1,2         .01             (.05)
Net realized and unrealized gain                        7.72               2.00           3.62            2.17             4.72
                                                  --------------------------------------------------------------------------------
Total from investment operations                        7.59               1.88           3.88            2.18             4.67
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      --               (.25)            --              --               --
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $    50.67         $    43.08     $    41.45      $    37.57       $    35.39
                                                  ================================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                     17.62%              4.53%         10.33%           6.16%           15.20%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $5,437,581         $5,278,253     $5,633,688      $5,218,310       $4,288,332
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $5,386,165         $5,569,912     $5,597,821      $4,971,315       $3,655,594
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                           (0.27)%            (0.28)%         0.64% 2         0.09%           (0.11)%
Total expenses                                          1.05% 5,6,7        1.07% 6        1.06% 6         1.09% 6,8        1.17% 6
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   51%                83%            38%             45%              42%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $.17 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007           1.05%

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

8. Voluntary waiver of transfer agent fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   33 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B      YEAR ENDED AUGUST 31,                           2007          2006            2005              2004           2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $   39.47     $   38.08     $     34.82       $     33.09    $     28.95
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                          (.46) 1       (.45) 1         (.08) 1,2         (.36)          (.31)
Net realized and unrealized gain                             7.04          1.84            3.34              2.09           4.45
                                                        --------------------------------------------------------------------------
Total from investment operations                             6.58          1.39            3.26              1.73           4.14
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           --            --              --                --             --
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                          $   46.05     $   39.47     $     38.08       $     34.82    $     33.09
                                                        ==========================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                          16.67%         3.65%           9.36%             5.23%         14.30%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $ 723,519     $ 851,836     $ 1,041,045       $ 1,104,348    $ 1,114,052
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $ 806,550     $ 964,658     $ 1,099,380       $ 1,169,402    $ 1,001,311
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                         (1.06)%       (1.13)%         (0.21)% 2         (0.81)%        (0.89)%
Total expenses                                               1.86% 5       1.93%           1.93%             1.99%          2.10%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses                                                     1.86%         1.92%           1.93%             1.97%          1.96%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        51%           83%             38%               45%            42%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $.16 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007           1.86%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   34 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS C      YEAR ENDED AUGUST 31,                         2007              2006          2005            2004            2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   39.14         $   37.73     $   34.47       $   32.72       $   28.63
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.44) 1           (.41) 1       (.05) 1,2       (.16)           (.23)
Net realized and unrealized gain                           6.98              1.82          3.31            1.91            4.32
                                                      ----------------------------------------------------------------------------
Total from investment operations                           6.54              1.41          3.26            1.75            4.09
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         --                --            --              --              --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   45.68         $   39.14     $   37.73       $   34.47       $   32.72
                                                      ============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        16.71%             3.74%         9.46%           5.35%          14.28%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $ 687,083         $ 646,333     $ 691,467       $ 638,676       $ 540,118
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 678,427         $ 684,056     $ 681,646       $ 623,172       $ 463,768
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                       (1.02)%           (1.05)%       (0.14)% 2       (0.69)%         (0.89)%
Total expenses                                             1.81% 5,6,7       1.84% 6       1.84% 6         1.87% 6,8       1.96% 6
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      51%               83%           38%             45%             42%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $.16 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007           1.81%

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

8. Voluntary waiver of transfer agent fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   35 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N      YEAR ENDED AUGUST 31,                          2007          2006          2005           2004         2003
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   42.49     $   40.91     $   37.21      $   35.17    $   30.60
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                (.28) 1       (.27) 1        .11 1,2       (.08)        (.10)
Net realized and unrealized gain                            7.59          1.98          3.59           2.12         4.67
                                                       -------------------------------------------------------------------
Total from investment operations                            7.31          1.71          3.70           2.04         4.57
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          --          (.13)           --             --           --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   49.80     $   42.49     $   40.91      $   37.21    $   35.17
                                                       ===================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                         17.20%         4.16%         9.94%          5.80%       14.94%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 241,593     $ 250,167     $ 245,932      $ 190,696    $ 111,374
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 257,444     $ 253,590     $ 221,007      $ 154,605    $  86,761
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                               (0.60)%       (0.63)%        0.27% 2       (0.25)%      (0.35)%
Total expenses                                              1.39% 5       1.42%         1.42%          1.46%        1.46%
Expenses after payments, waivers and/or
reimbursements and reduction to
custodian expenses                                          1.39%         1.42%         1.42%          1.44%        1.42%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       51%           83%           38%            45%          42%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $.17 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007           1.39%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   36 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS Y      YEAR ENDED AUGUST 31,                      2007             2006             2005            2004           2003
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $    44.21         $  42.52       $    38.40      $    36.04     $    31.16
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .07 1            .05 1            .45 1,2         .09            .01
Net realized and unrealized gain                        7.92             2.05             3.67            2.27           4.87
                                                  --------------------------------------------------------------------------------
Total from investment operations                        7.99             2.10             4.12            2.36           4.88
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      --             (.41)              --              --             --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    52.20         $  44.21       $    42.52      $    38.40     $    36.04
                                                  ================================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                     18.07%            4.93%           10.73%           6.55%         15.66%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,056,211         $649,143       $1,186,649      $1,391,718     $1,152,318
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  865,096         $766,929       $1,210,587      $1,327,404     $  930,500
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                   0.13%            0.11%            1.10% 2         0.47%          0.29%
Total expenses                                          0.66% 5,6,7      0.70% 6,8        0.69% 6         0.71% 6        0.78% 6,8
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   51%              83%              38%             45%            42%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $.18 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

      Year Ended August 31, 2007            0.66%

6. Reduction to custodian expenses less than 0.005%.

7. Voluntary waiver or reimbursement of indirect management fees less than 0.005%.

8. Voluntary waiver of transfer agent fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   37 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Appreciation Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are


                   38 | OPPENHEIMER CAPITAL APPRECIATION FUND valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments, if applicable. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.


                   39 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
    INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
    ------------------------------------------------------------------------
    $--               $175,550,567              $70,517       $1,809,327,208

1. The Fund had $70,517 of post-October foreign currency losses which were deferred.

2. During the fiscal year ended August 31, 2007, the Fund utilized $424,180,295 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended August 31, 2006, the Fund utilized $30,330,104 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                   REDUCTION TO       REDUCTION TO
                                    ACCUMULATED    ACCUMULATED NET
               REDUCTION TO      NET INVESTMENT      REALIZED GAIN
               PAID-IN CAPITAL             LOSS   ON INVESTMENTS 4
               ---------------------------------------------------
               $2,658,131           $30,088,860        $27,430,729

4. $27,393,703, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.


                   40 | OPPENHEIMER CAPITAL APPRECIATION FUND

The tax character of distributions paid during the years ended August 31, 2007 and August 31, 2006 was as follows:

                                          YEAR ENDED        YEAR ENDED
                                     AUGUST 31, 2007   AUGUST 31, 2006
           -----------------------------------------------------------
           Distributions paid from:
           Ordinary income                       $--       $45,662,173

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

             Federal tax cost of securities        $6,346,701,402
                                                   ==============

             Gross unrealized appreciation         $1,944,884,189
             Gross unrealized depreciation           (135,556,981)
                                                   --------------
             Net unrealized appreciation           $1,809,327,208
                                                   ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended August 31, 2007, the Fund's projected benefit obligations were increased by $225,287 and payments of $277,638 were made to retired trustees, resulting in an accumulated liability of $934,562 as of August 31, 2007.

      The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.


                   41 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                   42 | OPPENHEIMER CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                   YEAR ENDED AUGUST 31, 2007           YEAR ENDED AUGUST 31, 2006
                                    SHARES             AMOUNT            SHARES             AMOUNT
---------------------------------------------------------------------------------------------------
CLASS A
Sold                            21,222,885    $ 1,010,056,897        26,489,676    $ 1,142,952,788
Dividends and/or
distributions reinvested                --                 --           674,183         29,394,376
Redeemed                       (36,425,258)    (1,721,370,966)      (40,570,510)    (1,745,896,674)
                              ---------------------------------------------------------------------
Net decrease                   (15,202,373)   $  (711,314,069)      (13,406,651)   $  (573,549,510)
                              =====================================================================

---------------------------------------------------------------------------------------------------
CLASS B
Sold                             1,959,540    $    84,668,049         2,775,274    $   110,036,806
Dividends and/or
distributions reinvested                --                 --                --                 --
Redeemed                        (7,830,689)      (339,039,732)       (8,533,222)      (338,170,898)
                              ---------------------------------------------------------------------
Net decrease                    (5,871,149)   $  (254,371,683)       (5,757,948)   $  (228,134,092)
                              =====================================================================

---------------------------------------------------------------------------------------------------
CLASS C
Sold                             2,511,786    $   108,170,132         3,099,965    $   121,778,447
Dividends and/or
distributions reinvested                --                 --                --                 --
Redeemed                        (3,986,345)      (171,529,204)       (4,912,952)      (192,487,026)
                              ---------------------------------------------------------------------
Net decrease                    (1,474,559)   $   (63,359,072)       (1,812,987)   $   (70,708,579)
                              =====================================================================

---------------------------------------------------------------------------------------------------
CLASS N
Sold                             1,577,607    $    73,777,815         2,202,829    $    93,779,542
Dividends and/or
distributions reinvested                --                 --            16,507            711,630
Redeemed                        (2,614,445)      (123,933,796)       (2,343,662)       (99,118,174)
                              ---------------------------------------------------------------------
Net decrease                    (1,036,838)   $   (50,155,981)         (124,326)   $    (4,627,002)
                              =====================================================================

---------------------------------------------------------------------------------------------------
CLASS Y
Sold                             7,490,658    $   366,439,984         9,675,483    $   427,182,549
Dividends and/or
distributions reinvested                --                 --           245,563         10,957,036
Redeemed                        (1,940,608)       (95,812,623)      (23,144,721)    (1,015,879,438)
                              ---------------------------------------------------------------------
Net increase (decrease)          5,550,050    $   270,627,361       (13,223,675)   $  (577,739,853)
                              =====================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended August 31, 2007, were as follows:

                                           PURCHASES             SALES
        --------------------------------------------------------------
        Investment securities        $ 3,994,829,193   $ 4,834,800,851


                   43 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                  FEE SCHEDULE
                  -----------------------------------------
                  Up to $200 million                  0.75%
                  Next $200 million                   0.72
                  Next $200 million                   0.69
                  Next $200 million                   0.66
                  Next $700 million                   0.60
                  Next $1 billion                     0.58
                  Next $2 billion                     0.56
                  Next $2 billion                     0.54
                  Next $2 billion                     0.52
                  Next $2.5 billion                   0.50
                  Over $11 billion                    0.48

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2007, the Fund paid $17,558,406 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual


                   44 | OPPENHEIMER CAPITAL APPRECIATION FUND asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at June 30, 2007 for Class B, Class C and Class N shares were $12,335,624, $12,412,619 and $3,698,930, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                        CLASS A         CLASS B         CLASS C         CLASS N
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
------------------------------------------------------------------------------------------------
August 31, 2007   $   1,702,996   $      30,029   $   1,415,080   $      34,883   $      10,605
------------------------------------------------------------------------------------------------

WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended August 31, 2007, the Manager waived $63,808 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and


                   45 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued

Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of August 31, 2007, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of August 31, 2007, the Fund had no securities on loan.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of August 31, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition


                   46 | OPPENHEIMER CAPITAL APPRECIATION FUND of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of August 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
8. FUND REORGANIZATION

On May 17, 2007, the Board of Trustees of Oppenheimer Emerging Technologies Fund ("Emerging Technologies Fund") approved a proposal to reorganize Emerging Technologies Fund with and into the Fund. In a shareholder meeting to be held on October 19, 2007, shareholders of Emerging Technologies Fund will be asked to approve a Plan of Reorganization between Emerging Technologies Fund and the Fund, and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of Emerging Technologies Fund to the Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of the Fund,
(b) the distribution of Class A, Class B, Class C, Class N and Class Y shares of the Fund to the Class A, Class B, Class C, Class N and Class Y shareholders of Emerging Technologies Fund in complete liquidation of Emerging Technologies Fund and (c) the cancellation of the outstanding shares of Emerging Technologies Fund.

      On May 17, 2007, the Board of Trustees of Oppenheimer Enterprise Fund ("Enterprise Fund") approved a proposal to reorganize Enterprise Fund with and into the Fund. In a shareholder meeting to be held on November 30, 2007, shareholders of Enterprise Fund will be asked to approve a Plan of Reorganization between Enterprise Fund and the Fund, and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of Enterprise Fund to the Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of the Fund, (b) the distribution of Class A, Class B, Class C, Class N and Class Y shares of the Fund to the Class A, Class B, Class C, Class N and Class Y shareholders of Enterprise Fund in complete liquidation of Enterprise Fund and (c) the cancellation of the outstanding shares of Enterprise Fund.

      On June 14, 2007, the Board of Trustees of Oppenheimer Growth Fund ("Growth Fund") approved a proposal to reorganize Growth Fund with and into the Fund. In a shareholder meeting to be held on November 2, 2007, shareholders of Growth Fund will be asked to approve a Plan of Reorganization between Growth Fund and the Fund, and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of Growth Fund to the Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of the Fund, (b) the distribution of Class A, Class B, Class C, Class N and Class Y shares of the Fund to the Class A, Class B, Class C, Class N and Class Y shareholders of Growth Fund in complete liquidation of Growth Fund and (c) the cancellation of the outstanding shares of Growth Fund.


                   47 | OPPENHEIMER CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund, including the statement of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
October 12, 2007


                   48 | OPPENHEIMER CAPITAL APPRECIATION FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   49 | OPPENHEIMER CAPITAL APPRECIATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                   50 | OPPENHEIMER CAPITAL APPRECIATION FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services by the Manager and its affiliates,
(v) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY, AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.


                   51 | OPPENHEIMER CAPITAL APPRECIATION FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Marc Baylin, the portfolio manager for the Fund, and the Manager's Growth investment team and analysts. The Board members also considered their experiences with the Manager and its officers and other personnel through their service on the Boards of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund's service agreements. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement and from the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other retail front-end load and no-load large-cap growth funds advised by the Manager and by other investment advisers. The Board noted that the Fund's one-year, five-year and ten-year performance were better than its peer group median. However its three-year performance was below its peer group median.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees paid to the Manager and its affiliates and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other large-cap growth funds and other funds with comparable asset levels and distribution features. The Board noted that the Fund's total expenses are lower than its peer group median although its contractual and actual management fees are equal to its peer group median.


                   52 | OPPENHEIMER CAPITAL APPRECIATION FUND

      ECONOMIES OF SCALE. The Board reviewed the extent to which the Manager may realize economies of scale in managing and supporting the Fund, the extent to which those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's breakpoint schedule for its management fees. The Board also noted the Fund's breakpoints, which are intended to share economies of scale that may exist as the Fund grows with its shareholders.

      BENEFITS TO THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders. In addition to considering the profits realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates for services provided and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services provided to the Fund by the Manager are a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation received by the Manager and its affiliates are reasonable in relation to the services provided. Accordingly, the Board elected to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                   53 | OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE       HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                           COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                   RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

BRIAN F. WRUBLE,                   General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995);
Chairman of the Board              Director of Special Value Opportunities Fund, LLC (registered investment company)
of Trustees (since 2007),          (since September 2004); Member of Zurich Financial Services Investment
Trustee (since 2005)               Advisory Board (insurance) (since October 2004); Board of Governing Trustees
Age: 64                            of The Jackson Laboratory (non-profit) (since August 1990); Trustee of the
                                   Institute for Advanced Study (non-profit educational institute) (since May 1992);
                                   Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004); Trustee of Research Foundation of
                                   AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy
                                   Economics Institute of Bard College (August 1990-September 2001) (economics research); Director of Ray & Berendtson, Inc. (May 2000-April 2002) (executive search firm). Oversees 65 portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,                   President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc.
Trustee (since 2007)               (investment management company) (since January 2004); President of The
Age: 67                            Community Reinvestment Act Qualified Investment Fund (investment management company) (since January 2004); Independent Chairman of the Board of
                                   Trustees of Quaker Investment Trust (registered investment company) (since
                                   January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Chief Operating Officer and Chief Financial Officer
                                   of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National
                                   Corporation, a publicly traded company) and Delaware Investments U.S., Inc.
                                   (investment management subsidiary of Lincoln National Corporation) (1993-2003);
                                   President, Chief Executive Officer and Trustee of Delaware Investment
                                   Family of Funds (1993-2003); President and Board Member of Lincoln National
                                   Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC
                                   (1993-2003); Chairman and Chief Executive Officer of Retirement Financial
                                   Services, Inc. (registered transfer agent and investment adviser and subsidiary of
                                   Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive
                                   Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative
                                   Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital
                                   Management Corporation (investment subsidiary of Equitable Life Assurance
                                   Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the
                                   Colonial Penn Group, Inc. (insurance company): Corporate Budget Director
                                   (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes
                                   (1969-1972); held the following positions at Price Waterhouse & Company
                                   (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and
                                   Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees
                                   65 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                   Trustee of the Committee for Economic Development (policy research foundation)
Trustee (since 2005)               (since 2005); Director of ICI Education Foundation (education foundation)
Age: 66                            (October 1991-August 2006); President of the Investment Company Institute
                                   (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance
                                   Company (insurance company) (October 1991-June 2004). Oversees 55 portfolios in the OppenheimerFunds complex.


                   54 | OPPENHEIMER CAPITAL APPRECIATION FUND

ROBERT G. GALLI,                   A director or trustee of other Oppenheimer funds. Oversees 65 portfolios in the
Trustee (since 1993)               OppenheimerFunds complex.
Age: 74

PHILLIP A. GRIFFITHS,              Distinguished Presidential Fellow for International Affairs (since 2002) and
Trustee (since 1999)               Member (since 1979) of the National Academy of Sciences; Council on Foreign
Age: 69                            Relations (since 2002); Director of GSI Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation
                                   (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward
                                   Academy (since 1983); Foreign Associate of Third World Academy of Sciences;
                                   Director of the Institute for Advanced Study (1991-2004); Director of Bankers
                                   Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991).
                                   Oversees 55 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                    Trustee of the American Symphony Orchestra (not-for-profit) (since October
Trustee (since 2004)               1998); and Senior Vice President and General Auditor of American Express
Age: 64                            Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                    Managing Director of Public Capital Advisors, LLC (privately-held financial
Trustee (since 2002)               adviser) (since January 2006); Director of Columbia Equity Financial Corp.
Age: 55                            (privately-held financial adviser) (since 2002); Managing Director of Carmona
                                   Motley, Inc. (privately-held financial adviser) (since January 2002); Managing
                                   Director of Carmona Motley Hoffman Inc. (privately-held financial adviser)
                                   (January 1998-December 2001); Member of the Finance and Budget Committee
                                   of the Council on Foreign Relations, Member of the Investment Committee of
                                   the Episcopal Church of America, Member of the Investment Committee and
                                   Board of Human Rights Watch and the Investment Committee of Historic
                                   Hudson Valley. Oversees 55 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,          Chairman of RSR Partners (formerly "The Directorship Search Group, Inc.")
Trustee (since 1989)               (corporate governance consulting and executive recruiting) (since 1993); Life Trustee
Age: 75                            of International House (non-profit educational organization); Former Trustee of
                                   The Historical Society of the Town of Greenwich; Former Director of Greenwich
                                   Hospital Association. Oversees 55 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                  Director of the following medical device companies: Medintec (since 1992) and
Trustee (since 2005)               Cathco (since 1996); Director of Lakes Environmental Association (environmental
Age: 66                            protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/
                                   Hartford mutual funds (1994-December 2001); Director of C-TASC (a privately held bio-statistics company) (since May 2007). Oversees 55 portfolios in the
                                   OppenheimerFunds complex.

PETER I. WOLD,                     President of Wold Oil Properties, Inc. (oil and gas exploration and production
Trustee (since 2005)               company) (since 1994); Vice President of American Talc Company, Inc. (talc mining
Age: 59                            and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch
                                   (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold
                                   Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City
                                   (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 55 portfolios in the OppenheimerFunds complex.


                   55 | OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                        FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE
                                   TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER
                                   FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR.
                                   MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC.
                                   AND ITS AFFILIATES.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director of the Manager (since June 2001);
Trustee, President and             President of the Manager (September 2000-March 2007); President and director
Principal Executive Officer        or trustee of other Oppenheimer funds; President and Director of Oppenheimer
(since 2001)                       Acquisition Corp. ("OAC") (the Manager's parent holding company) and of
Age: 58                            Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
                                   Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc.
                                   (subsidiary of the Manager) (since November 2001); Chairman and Director of
                                   Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of
                                   OppenheimerFunds Legacy Program (charitable trust program established by the
                                   Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial
                                   Asset Management Corporation, Trinity Investment Management Corporation
                                   and Tremont Capital Management, Inc. (since November 2001), HarbourView
                                   Asset Management Corporation and OFI Private Investments, Inc. (since July
                                   2001); President (since November 1, 2001) and Director (since July 2001) of
                                   Oppenheimer Real Asset Management, Inc.; Executive Vice President of
                                   Massachusetts Mutual Life Insurance Company (OAC's parent company) (since
                                   February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the
                                   Investment Company Institute's Board of Governors (since October 3, 2003);
                                   Chief Operating Officer of the Manager (September 2000-June 2001). Oversees
                                   102 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                  THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. BAYLIN,
THE FUND                           ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
                                   NEW YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND
                                   MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR
                                   AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

MARC L. BAYLIN,                    Vice President of the Manager and a member of the Growth Equity Investment
Vice President and Portfolio       Team; Managing Director and Lead Portfolio Manager at JP Morgan Fleming
Manager (since 2005)               Investment Management (June 2002-August 2005); Vice President of T. Rowe
Age: 39                            Price, where he was an analyst from June 1993 and a portfolio manager (March
                                   1999-June 2002). An officer of other Oppenheimer funds.

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and Chief           March 2004); Chief Compliance Officer of the Manager, OppenheimerFunds
Compliance Officer                 Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc.
(since 2004)                       (since March 2004); Vice President of OppenheimerFunds Distributor, Inc.,
Age: 57                            Centennial Asset Management Corporation and Shareholder Services, Inc.
                                   (since June 1983). Former Vice President and Director of Internal Audit of
                                   the Manager (1997-February 2004). An officer of 102 portfolios in the
                                   OppenheimerFunds complex.


                   56 | OPPENHEIMER CAPITAL APPRECIATION FUND

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
Treasurer and Principal            the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial & Accounting             Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc.
Officer (since 1999)               and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private
Age: 48                            Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. (since
                                   May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                   Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                   (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the
                                   Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March
                                   1999), Centennial Asset Management Corporation (March 1999-October 2003) and
                                   OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief
                                   Operating Officer of Bankers Trust Company-Mutual Fund Services Division (March
                                   1995-March 1999). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                 Vice President of the Manager (since February 2007); Assistant Vice President
Assistant Treasurer                of the Manager (August 2002-February 2007); Manager/Financial Product
(since 2004)                       Accounting of the Manager (November 1998-July 2002). An officer of 102 portfolios
Age: 37                            in the OppenheimerFunds complex.

BRIAN C. SZILAGYI,                 Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer                Reporting and Compliance of First Data Corporation (April 2003-July 2004);
(since 2005)                       Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003);
Age: 37                            Director of Mutual Fund Operations at American Data Services, Inc. (September
                                   2000-May 2001). An officer of 102 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March
Vice President and Secretary       2002) of the Manager; General Counsel and Director of the Distributor (since
(since 2001)                       December 2001); General Counsel of Centennial Asset Management Corporation
Age: 59                            (since December 2001); Senior Vice President and General Counsel of HarbourView
                                   Asset Management Corporation (since December 2001); Secretary and
                                   General Counsel of OAC (since November 2001); Assistant Secretary (since
                                   September 1997) and Director (since November 2001) of OppenheimerFunds
                                   International Ltd. and OppenheimerFunds plc; Vice President and Director of
                                   Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                   Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice
                                   President, General Counsel and Director of Shareholder Financial Services, Inc. and
                                   Shareholder Services, Inc. (since December 2001); Senior Vice President, General
                                   Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company
                                   (since November 2001); Vice President of OppenheimerFunds Legacy Program
                                   (since June 2003); Senior Vice President and General Counsel of OFI Institutional
                                   Asset Management, Inc. (since November 2001); Director of OppenheimerFunds
                                   (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003),
                                   Acting General Counsel (November 2001-February 2002) and Associate General Counsel
                                   (May 1981-October 2001) of the Manager; Assistant Secretary of the following:
                                   Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial Services,
                                   Inc. (November 1989-November 2001), and OppenheimerFunds International Ltd. (September
                                   1997-November 2001). An officer of 102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                 Vice President and Associate Counsel of the Manager (since May 2004); First
Assistant Secretary                Vice President (April 2001-April 2004), Associate General Counsel (December
(since 2004)                       2000-April 2004), Corporate Vice President (May 1999-April 2001) and Assistant
Age: 39                            General Counsel (May 1999-December 2000) of UBS Financial Services Inc. (formerly,
                                   PaineWebber Incorporated). An officer of 102 portfolios in the OppenheimerFunds complex.


                   57 | OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

PHILLIP S. GILLESPIE,              Senior Vice President and Deputy General Counsel of the Manager (since
Assistant Secretary                September 2004); First Vice President (2001-September 2004); Director
(since 2004)                       (2000-September 2004) and Vice President (1998-2000) of Merrill Lynch Investment
Age: 43                            Management. An officer of 102 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                  Vice President (since June 1998) and Senior Counsel and Assistant Secretary
Assistant Secretary                (since October 2003) of the Manager; Vice President (since 1999) and Assistant
(since 2001)                       Secretary (since October 2003) of the Distributor; Assistant Secretary of
Age: 42                            Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                   Secretary of OppenheimerFunds Legacy Program and Shareholder Financial
                                   Services, Inc. (since December 2001); Assistant Counsel of the Manager
                                   (August 1994-October 2003). An officer of 102 portfolios in the
                                   OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                   58 | OPPENHEIMER CAPITAL APPRECIATION FUND



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, a member of the Board's Audit Committee, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $28,000 in fiscal 2007 and $45,000 in fiscal 2006.

(b)      Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $243,390 in fiscal 2007 and $183,800 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews and professional services relating to FAS 123R.

(c)      Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed $456 in fiscal 2007 and no such fees in fiscal 2006 to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2007 and $1,536 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Preparation of form 5500.

(d)      All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

         The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

         Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

         (2) 100%

(f)      Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $243,846 in fiscal 2007 and $185,336 in fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)      No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

     o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

     The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11.  CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

(a)      (1) Exhibit attached hereto.

         (2) Exhibits attached hereto.

         (3) Not applicable.

(b)      Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Appreciation Fund


By:      /s/ John V. Murphy
         ---------------------------
         John V. Murphy
         Principal Executive Officer
Date:    10/09/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /s/ John V. Murphy
         ---------------------------
         John V. Murphy
         Principal Executive Officer
Date:    10/09/2007


By:      /s/ Brian W. Wixted
         ---------------------------
         Brian W. Wixted
         Principal Financial Officer
Date:    10/09/2007